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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

With reference to the previously filed Registration Statement Form S-8 of Net2Phone, Inc. dated August 26, 1999, we consent to the incorporation by reference of our report dated May 16, 2000 with respect to the financial statements of APLIO S.A., Inc. appearing in Net2Phone Inc.'s Amendment No. 2 to its Form 8-K.


                                                        /s/ Maurice Soued
                                                        ---------------------
                                                        Maurice Soued


Paris, France
October 3, 2000